UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
 ________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 1, 2022
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FLEETCOR Technologies, Inc.
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(Exact name of registrant as specified in its charter)
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Delaware	001-35004	72-1074903
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3280 Peachtree Road, Suite 2400	Atlanta	30305
(Address of principal executive offices)	GA	(Zip Code)
Registrant’s telephone number, including area code: (770) 449-0479
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock	FLT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 1, 2022, FLEETCOR Technologies, Inc. announced the departure of John Coughlin, Group President – Corporate Payments, who is leaving to pursue other opportunities. John will remain on as a senior advisor to ensure a smooth transition of responsibilities.
As a result of the departure and effective immediately, Mark Frey and Rick Fletcher will continue to operate the Corpay Cross-Border and Corpay Payables units, respectively, and report directly to Ron Clarke, FLEETCOR’s CEO.
“We want to thank John for his many contributions over the past 12 years, and wish him well in his new endeavors”, said Ron Clarke, FLEETCOR Chairman & CEO. “We have complete confidence in Mark’s and Rick’s ability to continue to run and grow our Corporate Payments business. I look forward to getting closer to the business during this transition.”
Mark Frey has been appointed Group President, Corpay Cross-Border. Mark’s responsibilities will be largely unchanged as he has led the Cross-Border unit since the Company’s 2017 acquisition of Cambridge Global Payments. Mark has been with Cambridge for more than 10 years, in various leadership roles. Prior to FLEETCOR, Mark held a leadership role in the foreign exchange group at Custom House (now, Western Union Business Solutions), a global foreign exchange and international payments provider.
Rick Fletcher has been appointed Group President, Corpay Payables. Rick’s responsibilities will expand to now include our AP outsourcing offerings, in addition to our multi-card and virtual card solutions, which he has been managing since FLEETCOR’s 2014 acquisition of Comdata. Rick has been with the business for more than 15 years. Prior to FLEETCOR, Rick was with GE Capital and Deloitte Consulting.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FleetCor Technologies, Inc.

March 1, 2022	By: /s/ Daniel Fishbein
Daniel Fishbein
General Counsel

Exhibit Index

Exhibit No.	Description

104	Cover Page Interactive Data File (formatted as Inline XBRL).